U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 3, 2001



                        QUADRIC ACQUISITION CORPORATION
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             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-29981                     91-2027724
------------------------        ------------------         ---------------------
(State of Incorporation)        Commission File No.        (IRS Employer
                                                            Identification No.)



18610 East 32nd Ave., Greenacres, WA                             99016
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number,(   509   )     891     -    8373
                               ---------  -----------   -----------




                     (Registrant's former name and address)

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1)           On December 31, 2000, the Registrant changed accountants from
Williams & Webster to DiRocco and Dombrow, P.A. 3601 W. Commercial Blvd., Suite #39, Ft. Lauderdale, Florida 33309.

         (i) The Company decided not to reappoint Williams & Webster as its independent accountant;

         (ii) The financial statements reported on by Williams & Webster were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods;

         (iii)  The  decision  to  change   accountants   was  approved  by  the
Registrant's Board of Directors; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and interim periods.

                  (B)      Not applicable;

                  (C)      Not applicable;

                  (D)      Not applicable; and

                  (E)      Not applicable.

         (2) On December 31, 2000, the Registrant engaged DiRocco Dombrow, P.A. Certified Public Accountants, as its independent accountants.

                  (i) The Registrant did not consult with DiRocco Dombrow, P.A. Certified Public Accountants, its new independent accountants, regarding any matter prior to its engagement; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Williams & Webster, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Williams & Webster, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)      Not applicable.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  Not Applicable

         (b) Pro Forma financial information.

                  Not Applicable

         (c) Index to Exhibits.

     Exhibit Number                             Description


         (16) Letter from Williams & Webster pursuant to Item 304(a)(3) of Regulation S-B


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Quadric Acquisition Corporation

Dated: January 3, 2001                         /s/  Gregory M. Wilson
                                              -------------------------------
                                              By: Gregory M. Wilson
                                              Title: President